SPECIMEN SPECIMEN SPECIMEN

NUMBER
1234567

SHARES
99,999

COMMON STOCK

JUHL ENERGY, INC.

COMMON STOCK
CUSIP 48132B105

INCORPORATED UNDER THE LAWS OF THE STATE OF
NEVADA

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Shareholder Name 1XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Shareholder Name 2XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Shareholder Name 3XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Shareholder Name 4XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXEND
Reg descript if applicable

is the Owner of *** Ninety-Nine Thousand Nine Hundred Ninety-Nine ***

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
JUHL ENERGY, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated: **March 21, 2013**

COUNTERSIGNED AND REGISTERED:
EMPIRE STOCK TRANSFER INC.
Transfer Agent and Registrar

By

AUTHORIZED SIGNATURE

SPECIMEN

CORPORATE SEAL

XXXXXXXXX
CFO

SPECIMEN

PRESIDENT

B 31324

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM (TIC)	- as tenants in common	UNIF GIFT MIN (TRANS) ACT ________ Custodian ________	
TEN ENT	- as tenants by the entireties	(UGMA) (UTMA)	(Cust) (Minor)
JT TEN (J/T)	- as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts (Transfer) to Minors Act ________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ______________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ______________________________

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

______________________________ *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and

appoint ______________________________ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises

Dated ____________

X ______________________________

SIGNATURE GUARANTEE

(BY BANK, BROKER, CORPORATE OFFICER)

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.